Exhibit 99. 3
Snap-on to Acquire ProQuest Business Solutions Accelerates Snap-on's Profitable Growth Strategy and Snap-on Announces 2006 Third-quarter Results October 23, 2006

These slides should be read in conjunction with comments from a conference call held on October 23, 2006. Statements made during the October 23, 2006, conference call and/or information included in this presentation may contain statements, including earnings projections, that are forward-looking in nature and, accordingly, are subject to risks and uncertainties regarding Snap-on's expected results. Statements made that (i) include the words "expects," "plans," "targets," "estimates," "believes," "anticipates," or similar words that reference Snap-on or its management; (ii) are specifically identified as forward-looking; or (iii) describe Snap-on's or management's future outlook, plans, estimates, objectives or goals, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The company's actual results may differ materially from those described or contemplated in the forward-looking statements. Factors that may cause the company's actual results to differ materially from those contained in the forward- looking statements include those found in the company's reports filed with the Securities and Exchange Commission, including the information under the "Safe Harbor" and Risk Factors" headings in its Annual Report on Form 10-K filing dated February 21, 2006, its Form 10-Q filing dated July 26, 2006, and in its Form 8-K filing dated July 27, 2005, all of which are incorporated herein by reference, and Snap-on's and ProQuest Company's ability to complete all conditions to the closing of Snap-on's acquisition of ProQuest Business Solutions, including receipt of all regulatory approvals, and Snap-on's ability to successfully integrate this business. Snap-on disclaims any responsibility to update any forward-looking statement provided during the October 23, 2006, conference call and/or included in this presentation. Cautionary Statement

ProQuest Business Solutions Overview Jack Michaels Chairman, President and CEO

Acquisition of ProQuest Business Solutions Compelling Strategically and Financially Fits with Snap-on's Diagnostic & Information Group strategy of providing integrated shop diagnostics and information solutions Undeterred focus on Commercial & Industrial initiatives and implementation of Snap-on Tools Group strategies, which continue to show positive results ProQuest Business Solutions provides: Expanded value-added offering for global automotive OEM dealership segment and power equipment and power sports dealership service markets Electronic parts catalogs Warranty management systems Dealership operating/financial analytics New customer relationships Expanded product integration opportunities with existing diagnostics and information capabilities Strong management team and industry experience Accretive to earnings and cash flow Snap-on's financial strength and liquidity flexibility maintained Attractive Global Market Segments and Expanded Product Growth Opportunities

OEMs and Their Dealerships are Important Service Segments OEMs require integrated solutions partners Vehicle Design, Manufacturing, Supply Chain, Sales, Parts and Service Dealership after-warranty repair strategies are being executed Parts and service are the most profitable businesses within OEM dealerships Their business processes and tools are increasing in sophistication Our Strategy is to be the Global OEM Partner of Choice - ProQuest Business Solutions is a Positive Move in that Direction

Automotive OEM Dealership Share of Service is Growing In the U.S., dealerships are 27% of automotive service spending Outside the U.S., dealerships have an even larger share Dealership service growth is expected to exceed growth in global vehicle PARC Global vehicle PARC forecasted to grow 2.7% annually over next five years China expected to grow 11.2%; India 9.3% over the same period Brings Strong OEM Relationships in Large and Growing Market Segment Source: 2006 Lange Marketing Report and 2006 Global Insight Automotive

Parts and Service Critical to Success of Dealerships and OEM Service Strategy U.S. professional service parts market is $80 billion; growing in excess of 3.4% annually Parts and service of U.S. dealerships is 12% of sales but 58% of profits Efficiency and profitability significantly improved by electronic parts catalog Opportunity to integrate ProQuest Business Solutions' parts information and diagrams with Snap-on's diagnostics and service information Provides Snap-on Added Capabilities to Serve Large and Growing Segments Source: 2005 Automotive Aftermarket Industry Association and 2006 National Automobile Dealers Association

Strong Strategic Fit Tom Ward President - Diagnostics & Information Group

Brands: Brands: Brands: Brands: Growth Drivers: Increasing complexity of vehicles with advanced electronics Worldwide markets producing more sophisticated vehicles New markets and applications - global opportunity Hardware to software solutions transition New products and technological advances Expansion/renovation of OEM dealerships Distinctive Competencies: Instrumentation with information Product and customer application knowledge Easy to learn - easy to apply knowledge-on-demand solutions Innovative and productivity-enhancing solutions Wired and wireless vehicle diagnostics Strong relationships with premium OEMs Growth Drivers: Increasing complexity of vehicles with advanced electronics Worldwide markets producing more sophisticated vehicles New markets and applications - global opportunity Hardware to software solutions transition New products and technological advances Expansion/renovation of OEM dealerships Distinctive Competencies: Instrumentation with information Product and customer application knowledge Easy to learn - easy to apply knowledge-on-demand solutions Innovative and productivity-enhancing solutions Wired and wireless vehicle diagnostics Strong relationships with premium OEMs Growth Drivers: Increasing complexity of vehicles with advanced electronics Worldwide markets producing more sophisticated vehicles New markets and applications - global opportunity Hardware to software solutions transition New products and technological advances Expansion/renovation of OEM dealerships Distinctive Competencies: Instrumentation with information Product and customer application knowledge Easy to learn - easy to apply knowledge-on-demand solutions Innovative and productivity-enhancing solutions Wired and wireless vehicle diagnostics Strong relationships with premium OEMs Growth Drivers: Increasing complexity of vehicles with advanced electronics Worldwide markets producing more sophisticated vehicles New markets and applications - global opportunity Hardware to software solutions transition New products and technological advances Expansion/renovation of OEM dealerships Distinctive Competencies: Instrumentation with information Product and customer application knowledge Easy to learn - easy to apply knowledge-on-demand solutions Innovative and productivity-enhancing solutions Wired and wireless vehicle diagnostics Strong relationships with premium OEMs Customers Products TTM 9/30/06 Financial Metrics Vehicle service and repair shop owners and managers Vehicle repair technicians National and regional service chains Vehicle dealerships Vehicle manufacturers Handheld diagnostics Engine analyzers Vehicle service information Diagnostics software Business management systems OEM program facilitation ($ in millions) Total Revenue: $481 - 72% U.S. - 28% Non-U.S. Operating Earnings: $53 Snap-on's Diagnostics & Information Group Today

ProQuest Business Solutions Today Parts and Service - "must-have" EPCs, related technical information, accessory catalogs and eCommerce solutions 15 Automotive OEMs, 33,000 Dealerships 40 Power Equipment OEMs, 75,000 Dealerships 13 Power Sports OEMs, 10,300 Dealerships Performance Measurement - collect, manage, analyze and report key decision support information, enabling OEMs to measure dealership effectiveness 25 Automotive, Power Equipment, Power Sports OEMs, 28,000 Dealerships 2005 Revenue Mix ($ millions)

ProQuest Business Solutions Customer Relationships* Parts and Service Automotive: Acura, Daimler-Chrysler, Ford, General Motors, Honda, Hyundai, Isuzu, Lexus, Mazda, Mercedes-Benz, Nissan, Saturn, Subaru, Suzuki, Toyota, Volvo Power Equipment/Sports: Alamo, Arctic Cat, BMW, BRP, Ducati, Harley-Davidson, Hitachi Construction, Honda, JCB, John Deere, Kawasaki, Kawasaki Engines, Kawasaki Loaders, Komatsu, Kohler Engines, KTM, Mercury Marine, Metso Minerals, Mitsubishi- Caterpillar, MTD, Polaris, Stihl, Suzuki, Tecumseh, Terex, Triumph, Volvo Construction, Yamaha Performance Measurement: BMW, Ford/PAG/Mazda, Honda, Fiat, Mitsubishi, Porsche, PSA, Toyota/Lexus, Renault/Nissan, Volvo, Volvo Truck, VW Group *Select examples only

Automotive OEM Dealership Repair Process Linking and integrating information, functions and products in the OEM repair shop Parts Information at the Center of the Repair Process Opportunity For Deeper Integration Across Processes Opportunity For Deeper Integration Across Processes

Complementary Skills, Products and Relationships Strong automotive OEM relationships Expanded power sports and power equipment OEM relationships Strong automotive aftermarket penetration Electronic parts catalogs Electronic repair and service information Essential diagnostics development for OEMs Vehicle diagnostics capabilities Strong technology and technical capabilities Strong technology and technical capabilities Deep integration with major global dealer management system providers Leader in integration of shop management, information and diagnostics systems

Financial Highlights Marty Ellen Senior Vice President and CFO

Transaction Overview Cash of approximately $480 million plus assumption of $19 million of debt Purchase Price Funding Approvals and Closing $180 million in cash $300 million from existing credit facilities at closing Expect to term fund $250 million of the credit facility shortly after closing Financial strength and liquidity flexibility maintained Standard regulatory approvals including HSR No financing conditions Expected to close by the end of November 2006 A Straightforward Transaction that Can be Completed Quickly

Important Financial Considerations Accretive to earnings and cash flow in early 2007 Expect $5 - $10 million of growth spending in 2007 Debt to capital ratio of 34% at closing Free cash flow available for debt reduction estimated to be in excess of $100 million annually Balance sheet liquidity and flexibility maintained No change expected in dividend policy No change in focus or funding for strategic and other growth initiatives in the Commercial & Industrial and Snap-on Tools Groups

Pro forma Financial Information
(Unaudited)

($ in millions)	TTM June 2006 Stand-alone Snap-on	Pro forma Combined[1]
Sales	$ 2,335	$ 2,520[2]
EBITDA[4]	$ 236[3]	$ 295[2][3]
	10.1%	11.7%
Depreciation/Amortization	$ 50	$ 72
Interest Expense	$ 19	$ 37
	As of 9/30/06	
Cash	$ 246	$ 68
Total Assets	$ 2,169	$ 2,564
Total Debt	$ 216	$ 535
Total Equity	$ 1,031	$ 1,031
Gross Debt/Equity	17.3%	34.2%

(1) Pro forma data combines Snap-on and ProQuest Business Solutions. ProQuest Business Solutions' results adjusted to reflect results on a stand-alone basis from ProQuest Company.
(2) Excludes the effect of the DCS acquisition announced in September 2006. It is expected that the DCS acquisition will add annual sales of $17 million and EBITDA of $10 million.
(3) Excludes $38 million legal settlement recorded by Snap-on in Q2-2006.
(4) Earnings before interest, taxes, depreciation and amortization.

17

Acquisition of ProQuest Business Solutions Compelling Strategically and Financially Fits with Snap-on's Diagnostic & Information Group strategy of providing integrated shop diagnostics and information solutions Undeterred focus on Commercial & Industrial initiatives and implementation of Snap-on Tools Group strategies, which continue to show positive results ProQuest Business Solutions provides: Expanded value-added offering for global automotive OEM dealership segment and power equipment and power sports dealership service markets Electronic parts catalogs Warranty management systems Dealership operating/financial analytics New customer relationships Expanded product integration opportunities with existing diagnostics and information capabilities Strong management team and industry experience Accretive to earnings and cash flow Snap-on's financial strength and liquidity flexibility maintained Attractive Global Market Segments and Expanded Product Growth Opportunities

Quarterly Financial Review Third Quarter 2006

Consolidated Results - 3rd Qtr Sales up $45.4 million (includes $8.8 million of currency translation); sales per employee up 2.5% to $206K Snap-on Tools sales essentially flat; International sales up 2.1% Higher sales in the OEM equipment solutions business, emerging market growth, increased sales of under-car equipment and sales to U.S. industrial customers Operating Earnings up $3.4 million or 7.9% Higher sales and pricing; benefits of $18.7 million from productivity and cost reduction initiatives Higher stock-based and performance-based incentive compensation expense of $9.7 million Higher strategic growth costs of $7.8 million, including $5.5 million for Snap-on Tools' initiatives Increased production and material costs of $5.9 million 2005 net earnings includes $2.8 million ($0.05 EPS) of additional income tax expense from repatriation of foreign earnings ($ in millions, except per share data) 2006 2005 Change Net sales $ 599.5 $ 554.1 8.2 % Financial services revenue Financial services operating earnings 11.3 3.0 13.1 3.6 (13.7)% (16.7)% Gross profit % of sales Operating expenses % of sales $ 260.2 43.4% $ 217.0 36.2% $ 247.2 44.6% $ 208.0 37.5% 5.3% 4.3 % Operating earnings % of revenues $ 46.2 7.6% $ 42.8 7.5% 7.9 % Net earnings Diluted EPS $ 28.2 $ 0.48 $ 21.0 $ 0.36 34.3% 33.3%

($ in millions) 2006 2005 Change Segment sales Organic sales Currency translation $ 243.9 (2.5) 1.6 $ 244.8 (0.4)% (1.0)% 0.6 % Gross profit % of sales $ 107.2 44.0% $ 109.1 44.6% (1.7)% Operating expenses % of sales $ 91.5 37.6% $ 89.0 36.4% 2.8 % Operating earnings % of sales $ 15.7 6.4% $ 20.1 8.2% (21.9)% Sales down $0.9 million North American franchisee sales down 1% U.S. sales per franchisee up 2.0%, despite a 3.9% year-over-year decline in the average number of U.S. franchisees in the quarter International sales up 2.1%, due primarily to U.K. sales growth and currency translation Operating earnings down $4.4 million Higher planned costs of $5.5 million to improve the franchise system and supply chain; YTD spend of $11.1 million Lower sales and a less favorable sales mix Higher 2006 production and material costs of $3.4 million Savings and enhanced productivity from rapid continuous improvement actions contributed $6.1 million Snap-on Tools Group - 3rd Qtr

Sales increased $24.6 million or 9.4%; includes $6.1 million of favorable currency translation Growth in emerging markets Higher U.S. sales of power tools and tools for industrial applications, increased sales of under-car equipment Operating earnings up $5.5 million or 30.9% Increased sales and pricing Contributions from productivity and rapid continuous improvement initiatives of $5.1 million Increased production and sourcing of materials from lower-cost regions and facilities Benefits from prior restructuring initiatives Higher production and material costs of $1.9 million Higher strategic spending of $1.4 million to support growth initiatives ($ in millions) 2006 2005 Change Segment sales Organic sales Currency translation $ 287.0 18.5 6.1 $ 262.4 9.4% 7.0% 2.4 % Gross profit % of sales $ 103.5 36.1% $ 94.6 36.1% 9.4 % Operating expenses % of sales $ 80.2 28.0% $ 76.8 29.3% 4.4 % Operating earnings % of sales $ 23.3 8.1% $ 17.8 6.8% 30.9 % Commercial & Industrial Group - 3rd Qtr

Sales up $31.3 million or 31.2% Sales increase driven by higher sales in the OEM equipment solutions business Increased sales of handheld diagnostics and information products Operating earnings up $4.7 million or 39.8% And more "Increased" to under "Sales" Increased sales; benefits from rapid continuous improvement actions of $2.1 million Gross profit impacted by a shift in product mix that included higher sales in the OEM equipment solutions business (lower relative gross margin) Includes strategic growth spending of $0.9 million ($ in millions) 2006 2005 Change Segment sales Organic sales Currency translation $ 131.7 30.0 1.3 $ 100.4 31.2% 29.9% 1.3 % Gross profit % of sales $ 49.5 37.6% $ 43.5 43.3% 13.8 % Operating expenses % of sales $ 33.0 25.1% $ 31.7 31.5% 4.1 % Operating earnings % of sales $ 16.5 12.5% $ 11.8 11.8% 39.8 % Diagnostics & Information Group - 3rd Qtr

($ in millions) 2006 2005 Change Segment revenues $ 11.3 $ 13.1 (13.7)% Operating earnings $ 3.0 $ 3.6 (16.7)% Originations $128.9 $130.6 (1.3)% Lower revenue and earnings Rising interest rates Lower yields on certain new financing programs Originations down 1.3% Lower lease and dealer finance originations Financial Services - 3rd Qtr

Total Debt of $215.8 million; Cash of $246.0 million Net debt position is $162.6 million lower than 3rd quarter 2005 Repaid $100 million of debt in 4th quarter of 2005 Inventories - $312.6 million Up $29.4 million from year end due to seasonal builds and $10.2 million of currency translation Down $15.0 million from 3rd quarter 2005 Inventory turns of 4.2 vs. 3.9 as of 3rd quarter 2005 Receivables - $502.4 million Up $16.5 million from year end; includes $15.2 million of currency translation Down $8.6 million from 3rd quarter 2005 75 days outstanding compared with 77 days as of 3rd quarter 2005 Balance Sheet - As of September 30, 2006

($ in millions) 3rd Quarter 3rd Quarter Year to date Year to date ($ in millions) 2006 2005 2006 2005 Net cash provided by operating activities Net cash due to: Net earnings Depreciation and amortization Changes in operating assets, liabilities and deferred income taxes $ 76.9 28.2 11.8 32.0 $ 65.6 21.0 12.2 33.4 $150.9 62.1 37.0 40.6 $ 116.7 65.5 39.6 13.4 Capital expenditures $ (11.6) $ (8.8) $ (31.5) $ (27.8) Free cash flow $ 65.3 $ 56.8 $119.4 $ 88.9 Shareholder distributions, net $ (12.8) $ (11.6) $ (56.9) $ (41.5) Increase in cash $ 55.9 $ 47.7 $ 75.6 $ 28.3 Free cash flow - Net cash provided by operating activities less capital expenditures Shareholder distributions, net Purchase of treasury stock Proceeds from stock purchase and option plans Cash dividends paid Cash Flow

Q & A Session